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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 23, 1998

                                  go2net, Inc.
                                  ------------

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE

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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

               0-22047                                 91-1710182
               -------                                 ----------
            (COMMISSION                               (IRS EMPLOYER
            FILE NUMBER)                            IDENTIFICATION NO.)

        999 THIRD AVENUE, SUITE 4700, SEATTLE, WA                  98004
        -----------------------------------------                  -----

        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

                                 (206) 447-1595
                                 --------------

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
                                 --------------

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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The undersigned registrant hereby reports the following items related to the restatement of the Registrant's financial statements to reflect the acquisition of Silicon Investor, Inc. ("SI") in a transaction accounted for as a pooling of interests:

ITEM 5:   OTHER EVENTS

           go2net, Inc. ( the "Company") has given retroactive effect in the consolidated financial statements attached as an exhibit hereto for a merger consummated on June 23, 1998. The merger was accounted for as a pooling of interests and the supplemental consolidated financial statements attached as an exhibit hereto have been restated for all periods presented in accordance with Accounting Principles Board Opinion No. 16 Paragraph 62.

ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS

(a)       Exhibits


27.1      Restated Financial Data Schedule for the Year Ended September 30, 1997

27.2      Restated Financial Data Schedule for the Year Ended September 30, 1996

27.3 Restated Financial Data Schedule for the period from inception to September 30, 1995

99.1 Supplemental Consolidated Financial Statements of go2net, Inc. for fiscal 1997 (restated to give retroactive effect to a merger accounted for as a pooling of interests)

99.2      Supplemental Management Discussion and Analysis

99.3      Supplemental Selected Financial Data






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                             GO2NET, INC.

Date:  September 18, 1998         By:  /s/ Russell C. Horowitz
                                      ------------------------------------------
                                      Russell C. Horowitz
                                      President, Chief Executive Officer, Chief
                                      Financial Officer and Director (Principal
                                      Executive and Accounting Officer)



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